UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2014

ePunk, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

5536 S. Ft. Apache #102
Las Vegas, NV 89148
(Address of principal executive offices) (Zip Code)

(949) 903-9144
(Registrant’s telephone number, including areacode)

1060 Calle Negocio Suite B
San Clemente, CA 92673
 (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by ePunk, Inc., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On April 29, 2014 Blink Technologies (PUNK), formerly known as ePunk, Inc., and TigerDirect, announced a reseller relationship under which TigerDirect will introduce BiggiFi via an aggressive marketing and sales campaign targeted at TigerDirect’s large following on Social Media. A copy of the press release of April 29, 2014 is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated April 29, 2014, distributed by EPunk Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePunk, Inc.

Dated: April 29, 2014	By:	/s/ Dean Miller
Dean Miller
President and CEO

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